EXHIBIT 99.1
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               Computational Materials filed on August 5, 2005.

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

                                                                  July 26, 2005

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               Preliminary Structural and Collateral Term Sheet
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               $333,375,000 (approximate) of Senior Certificates
               Residential Asset Securitization Trust, 2005-A10
                         IndyMac MBS, Inc., Depositor
              Mortgage Pass-Through Certificates, Series 2005-A10


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                          Features of the Transaction

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o     Offering consists of approximately $333.4 MM senior certificates, with a
      Certificate Interest Rat of 5.50% expected to be rated AAA by 2 of the 3 rating agencies: S&P, Moody's, and Fitch.
o The expected amount of credit support for the senior certificates is 4.75% in the form of subordination with a shifting interest structure and a five year prepayment lockout.
o The collateral consists of Alt-A, one to four family, first lien, fixed-rate residential mortgages primarily of 30 years to original maturity originated or acquired by IndyMac Bank, F.S.B.
o     The amount of senior certificates is approximate and may vary by up to
      5%.
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           Preliminary Mortgage Pool Data (approximate)

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Total Outstanding Principal Balance (approx.):         $350,000,000
Number of Mortgage Loans (approx):                              609
Average Principal Balance of the Mortgage Loans            $575,000
(approx):                                                  (+/-10%)
Gross Weighted Average Annual Interest Rate:                  6.15%
Estimated Servicing Fee:                                     25 bps
Weighted Average Maturity (months):                      358 (+/-2)
Weighted Average Seasoning (months):                              2
Weighted Average Original Loan-To-Value Ratio:                  70%
FICO:                                                   715 (+/-15)
Owner Occupied (minimum):                                       85%
Cash-out Refinance (maximum):                                   50%
Full and Alternative Doc (minimum):                             25%
California Distribution (maximum):                              55%
Single-Family and PUD (minimum):                                80%
Interest Only (maximum):                                        15%

(1) The Mortgage Pool characteristics are based on an indicative pool. Final pool characteristics as of the Cut-off Date will be within the tolerances indicated.


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                    Key Terms and Counterparts

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Issuer:                 Residential Asset Securitization Trust,
                        2005-A10
Underwriter:            Goldman, Sachs & Co.
Servicer:               IndyMac Bank F.S.B.
Trustee:                Deutsche Bank National Trust Company
Type of Issuance:       Public
Servicer Advancing:     Yes, subject to recoverability
                        Yes, monthly to the extent of 1/12th of
Compensating            12.5 bps per annum in compensating
Interest:               interest for full or partial prepayments
Legal Investment:       The senior certificates are expected to be
                        SMMEA eligible at settlement
Interest Accrual:       Prior calendar month
Clean Up Call:          10% of the Cut-off Date principal balance
                        of the Mortgage Loans
                        Underwriter's exemption may apply to
ERISA Eligible:         senior certificates, however prospective
                        purchasers should consult their own counsel
Tax Treatment:          REMIC; senior certificates are regular
                        interests
                        Senior/Subordinate; shifting interest with
Structure:              a five year prepayment lockout to
                        subordinate certificates
Expected                4.75%
Subordination:
Rating Agencies:        2 of the 3: S&P, Moody's, and Fitch.
Minimum Denomination:   Senior certificates - $25,000
Delivery:               Senior certificates - DTC

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                            Time Table

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Expected Settlement:                              August 30, 2005
Cut-off Date:                                      August 1, 2005
First Distribution Date:                       September 26, 2005
Distribution Date:                      25th or next business day



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action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where
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may, from time to time, have long or short positions in, and buy or sell, the
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and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are
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Information contained in this material is current as of the date appearing on
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the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of
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certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs &
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